                       UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                    FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                 INVESTMENT COMPANIES

Investment Company Act file number  811-08637
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          The Pacific Corporate Group Private Equity Fund
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                                      (Exact name of registrant as specified in charter)

P.O. Box 181978, Coronado, California                                                          92178
1015 Ocean Boulevard, Coronado, California                                              92118
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 (Address of principal executive offices)                                                    (Zip code)

                The Corporation Trust Company
                 Corporation Trust Center
                   1209 Orange Street
                Wilmington, Delaware 19801
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                                                       (Name and address of agent for service)

Registrant's telephone number, including area code:  (619) 522-0100
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Date of fiscal year end:      3/31/12
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Date of reporting period:   9/30/11
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

ITEM 1.                                Reports to Shareholders

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
September 30, 2011

Assets

Portfolio investments, at fair value (cost of $26,667,786)	$9,891,506
Short-term investments, at fair value (cost of $3,650,094)	3,650,094
Cash	966,032
Deferred compensation plan assets, at fair value	452,924
Due from affiliates	49,063
Other receivable - foreign withholding tax	42,500
Prepaid expenses and other assets	25,936
Accrued interest receivable	242

Total Assets	$15,078,297

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$452,924
Deferred tax liability	34,063
Accounts payable and accrued expenses:
Legal	117,144
Audit and tax	89,632
Other	99,319
Total liabilities	793,082

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	175,069
Beneficial Shareholders (108,159.8075 shares)	14,110,146
Total Shareholders’ Equity (net asset value)	14,285,215

Total Liabilities and Shareholders’ Equity (Net Asset Value)	$15,078,297

Net Asset Value per Share of Beneficial Interest	$130.46

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Six Months Ended September 30, 2011

Investment Income and Expenses

Income:
Interest income from portfolio investments	$479,933
Interest from cash and short-term investments	1,314
Total income	481,247

Expenses:
Legal fees	84,241
Audit and tax fees	79,551
Administrative fees	70,922
Management fee	51,762
Other expenses	36,175
Independent Trustees fees	25,256
Insurance expense	20,504
Total expenses	368,411

Net investment income	112,836

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized depreciation of Indirect Investments	(1,792,646)
Realized gain on distributions from Indirect Investments	1,068,171
Net change in Shareholders’ Equity from Indirect Investments	(724,475)

Net realized gain from Distributed Investments	174

Change in net unrealized depreciation of Direct Investments	(122,788)

Net change in Shareholders’ Equity from Portfolio Investments before tax	(847,089)

Provision for income taxes	2,286

Net change in Shareholders’ Equity from Portfolio Investments after tax	(844,803)

Net Decrease in Shareholders’ Equity from Operations	$(731,967)

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Six Months Ended September 30, 2011

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2011	$205,430	$16,767,629		$16,973,059

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment income	519	112,317		112,836
Realized gain from investments – net	4,915	1,063,430		1,068,345
Change in unrealized depreciation
on investments – net	(26,807)	(1,888,627)		(1,915,434)
Provision for income taxes	12	2,274		2,286

Net decrease in Shareholders’ Equity
from operations	(21,361)	(710,606)		(731,967)

Distributions to Shareholders:
Return of capital distributions	(6,840)	(1,479,627)		(1,486,467)
Realized loss distributions	(2,160)	(467,250)		(469,410)

Net decrease in Shareholders’ Equity	(30,361)	(2,657,483)		(2,687,844)

Shareholders’ Equity as of September 30, 2011 (A)	$175,069	$14,110,146	(B)	$14,285,215

(A)	Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B)
The net asset value per share of beneficial interest was $130.46 as of September 30, 2011.  Additionally, from February 9, 1998 (commencement of operations) through September 30, 2011, the Trust made cash distributions to Beneficial Shareholders totaling $1,157 per share of beneficial interest.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2011

Cash Flows From Operating Activities

Net decrease in Shareholders’ Equity from operations	$(731,967)

Adjustments to reconcile net decrease in Shareholders’ Equity from operations to net cash provided by operating activities:

Realized gain on distributions from Indirect Investments	(1,068,171)
Change in net unrealized depreciation of Investments	1,915,434
Distributions received from Indirect Investments	2,694,932
Increase in short-term investment	(935,211)
Increase in deferred compensation plan assets, at fair value	(1,617)
Decrease in prepaid expenses and other assets	45,245
Decrease in accrued interest receivable	22
Increase in deferred compensation plan - due to Independent Trustees	1,617
Decrease in deferred tax liability	(2,286)
Increase in accounts payable and accrued expenses	46,940
Net cash provided by operating activities	1,964,938

Cash Flows From Financing Activities

Distributions to shareholders	(1,955,877)
Net cash used in financing activities	(1,955,877)

Increase in cash	9,061
Cash at beginning of period	956,971

Cash at End of Period	$966,032

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distribution received from Indirect Investments	$48,191

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of September 30, 2011

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Direct Investments:

Manufacturing:
ADCO Global, Inc. (C)	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-		$863,700	$1,737,217
kind) dividend
1,000 shares of common stock		1,000,000	960,962

Total Manufacturing		1,863,700	2,698,179	18.88%

Total Direct Investments		1,863,700	2,698,179	18.88%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,457,700	1,020,686	7.15%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	1,464,085	374,557	2.62%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		2,921,785	1,395,243	9.77%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	213,635	510,578	3.57%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	3,146,095	263,657	1.85%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		3,359,730	774,235	5.42%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of September 30, 2011
				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$1,802,920	$2,115,951	14.81%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	3,105,748	1,422,778	9.96%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	USA	1,647,810	248,919	1.74%
Industrials, IT	Canada
$3,500,000 original capital commitment
.990% limited partnership interest

Total Medium Corporate Restructuring		6,556,478	3,787,648	26.51%

Sector Focused:
Providence Equity Partners III, L.P.	USA	1,526,847	97,351	0.68%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,132,019	252,958	1.77%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		2,658,866	350,309	2.45%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (A)	USA	1,397,812	239,769	1.68%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.		5,824	8,582	0.06%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring		1,403,636	248,351	1.74%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of September 30, 2010

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Venture Capital:
Alta California Partners II, L.P.	USA	$3,220,249	$326,110	2.28%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	1,217,434	32,838	0.23%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P.	Middle East	3,465,908	278,593	1.96%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		7,903,591	637,541	4.47%

Total Indirect Investments		24,804,086	7,193,327	50.36%

Total Portfolio Investments (B)		$26,667,786	$9,891,506	69.24%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

(C)	The Trust also has an indirect interest in ADCO Global, Inc. through its investment in Aurora Equity Partners II L.P., which is over 5% of shareholders’ equity.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Six Months Ended September 30, 2011

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the six months ended September 30, 2011.

Operating Performance Per
Share of Beneficial Interest:	2011

Net asset value, beginning of year	$155.03

Net investment income	1.04
Net change in net assets from
Portfolio Investments	(7.61)

Net decrease in net assets
from operations	(6.57)

Cash distributions: (A)
Return of capital	(13.68)
Gain	(4.32)
Total cash distributions	(18.00)

Net asset value, end of period	$130.46

Total investment return	(8.48%)

Ratios to Average Net Assets:

Expenses	4.65%

Net investment gain	1.42%

Ratio of expenses and provision
for income taxes (B)	4.62%

Supplemental Data:

Net assets, end of period	$14,285,215

Portfolio turnover	0.00%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for the period.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s original scheduled termination date was December 31, 2009, which was previously extended until December 31, 2011.  In November 2011, the Trustees determined to extend the term of the Trust until December 31, 2012 and amended the declaration of the Trust.  Accordingly, the Trust is now scheduled to terminate on December 31, 2012.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $9,891,506 as of September 30, 2011, representing 65.60% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of September 30, 2011, the Trust had investments in 14 underlying funds, which are denoted as indirect investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .06% to 14.81% of the Trust’s net assets as of September 30, 2011 and 50.36% of the overall net assets of the Trust.  Due to the limited liquidity of the Trust’s indirect investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with generally accepted accounting principles (“GAAP”) or other authoritative guidance.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

As of September 30, 2011, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Recent Accounting Developments - In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS. ASU 2011-04 applies to all reporting entities that are required or permitted to measure or disclose fair value of an asset, liability, or an instrument classified in a reporting entity’s shareholder’s equity in the financial statements. The amendments in this ASU result in common fair value measurement and disclosure requirements in GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The pronouncement is effective during interim and annual periods beginning after December 15, 2011. The Adviser Trustee is currently evaluating the impact on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)         departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carry forwards, using applicable enacted tax rates.

During the six months ended September 30, 2011, the Trust recorded a provision for income taxes of $2,286 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary.  The income tax provision is comprised of a federal deferred tax expense of $2,286.

The tax effects of temporary differences that give rise to the deferred tax liability as of September 30, 2011 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

The Trust recognizes in its consolidated financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.  No positions were noted that required disclosure or adjustment to the consolidated financial statements for the six months ended September 30, 2011.

Short-term Investments - The Trust considers its money market investment held at broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured by the Federal Deposit Insured Corporation (“FDIC”).  The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

3.           Portfolio Investments

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit.  The Trust’s investments in the fund are subject to the market and credit risk of those financial instruments held or sold short by the fund.  The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade.  Potential losses incurred in the underlying portfolio’s more concentrated positions could have a materially adverse effect on the underlying fund’s overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund’s portfolio would be heightened if the underlying fund had concentrated its assets in such a position.

The management agreements of the portfolio investments provide for compensation to the managers in the form of fees ranging from 0.0% - 2.0% annually of net assets and performance incentive fees ranging from 20% to 25% of net profits earned.

The following table summarizes the Trust’s Indirect Investments which represent greater than 5% of Shareholders’ equity of the Trust as of September 30, 2011.

			Income
	% of Shareholders’		For the Six Months Ended September 30,	Fees		Redemptions	Unfunded
Portfolio Investments	Equity	Fair Value	2011	Management	Incentive	Permitted	Commitment
Aurora Equity Partners II L.P.	14.81%	$2,115,951	$8,447	0.8%	20.0%	None	$-
CVC European Equity Partners II L.P.	7.15%	1,020,686	(138,260)	1.5%	20.0%	None	4,871
Fenway Partners Capital Fund II, L.P.	9.96%	1,422,778	13,583	1.8%	20.0%	None	60,725

The Trust’s proportionate share of an investment, owned indirectly through its portfolio investments, with a fair value exceeding 5% of the shareholders’ equity at September 30, 2011 is as follows:

						% of
						Shareholders’
	Type	Country	Industry	Cost	Fair Value	Equity

Aurora Equity Partners II L.P.:			Adhesive and
ADCO Global, Inc.	Common Stock	USA	Sealants	400,433	495,988	3.47%
	Preferred Stock		Manufacturer	345,909	955,294	6.69%
				$746,342	$1,451,282	10.16%

Tartan Textile Services Inc.	Common Stock	USA	Laundry	52	-	0.00%
	Preferred Stock		and Garment	249,358	481,435	3.38%
	Subordinated Debt		Services	298,739	298,739	2.09%
				$548,149	$780,174	5.47%

Apollo Investment Fund IV, L.P.:
Hughes Communications, Inc.	Common Stock	USA	Communication	$297,502	$923,099	6.46%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

4.           Fair Value of Portfolio Investments

In accordance with ASC 820-10, Fair Value Measurements (“ASC 820-10”), fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a table of the inputs used as of September 30, 2011 in valuing the Trust’s investments carried at fair value:

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$3,650,094	$-	$-	$3,650,094
Deferred compensation plan assets	452,924	-	-	452,924

Portfolio Investments:
Manufacturing	-	-	2,698,179	2,698,179
International	-	-	1,395,243	1,395,243
Large Corporate Restructuring	-	-	774,235	774,235
Medium Corporate Restructuring	-	-	3,787,648	3,787,648
Sector Focused	-	-	350,309	350,309
Small Corporate Restructuring	-	-	248,351	248,351
Venture Capital	-	-	637,541	637,541
Total Portfolio Investments	-	-	9,891,506	9,891,506

Total Valuation Inputs	$4,103,018	$-	$9,891,506	$13,994,524

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Manufacturing	International	Large Corporate Restructuring	Medium Corporate Restructuring	Sector Focused	Small Corporate Restructuring	Venture Capital	Total

Balance as of April 1, 2011	$2,820,967	$1,529,707	$1,424,959	$5,635,546	$980,478	$248,215	$793,829	$13,433,701
Realized gain	-	-	521,046	516,430	4,612	-	26,083	1,068,171
Unrealized appreciation/
depreciation	(122,788)	(134,464)	(382,306)	(1,122,605)	(19,227)	136	(134,180)	(1,915,434)
Distributions	-	-	(789,464)	(1,241,723)	(615,554)	-	(48,191)	(2,694,932)
Contributions	-	-	-	-	-	-	-	-
Net transfers in/out	-	-	-	-	-	-	-	-
Balance as of September 30, 2011	$2,698,179	$1,395,243	$774,235	$3,787,648	$350,309	$248,351	$637,541	$9,891,506

Net change in unrealized
appreciation/depreciation
from investments still held
as of September 30, 2011	$(122,788)	$(134,464)	$(382,306)	$(1,122,605)	$(19,227)	$136	$(134,180)	$(1,915,434)

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

5.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the indirect investments are not registered under the Investment Company Act of 1940 and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the indirect investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the indirect investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Federal Income Tax – The following is computed on a tax basis as of September 30, 2011:

Cost of portfolio investments                                                                                                           $26,667,786

Gross unrealized appreciation                                                                                                           $  1,447,211
Gross unrealized depreciation                                                                                                            (18,223,491)

Net unrealized depreciation                                                                                                              $(16,776,280)

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of March 31, 2011, which was used to calculate the management fee for the period ended September 30, 2011, was $7,303,892.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the six months ended September 30, 2011.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.           Investment Commitments

As of September 30, 2011, the Trust had unfunded investment commitments of approximately $1.36 million.

10.           Cash Distributions

Cumulative distributions made from inception of the Trust through September 30, 2011 total $125,719,399, of which the Beneficial Shareholders received $125,140,899, or $1,157.00 per Share and the Adviser Trustee received $578,500.

11.           Subsequent Events

The Trust has evaluated subsequent events through November 23, 2011, the day the consolidated financial statements were available to be issued. The Trust has determined that there are no material subsequent events that require disclosure in the consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower PO Box 181978 Coronado, CA 92178 Age 54	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) PO Box 181978 Coronado, CA 92178 Age 65	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) PO Box 181978 Coronado, CA 92178 Age 80	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes Funds, Forward Funds, RREEF America III REIT, and PG&E NFDC Trust

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Mr. Christopher J. Bower, President and Principal Executive Officer/Principal Financial Officer, at (619) 522-0100 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2011).

The Trust’s proxy voting record is available without charge by contacting Mr. Christopher J. Bower, President and Principal Executive Officer/Principal Financial Officer, at (619) 522-0100 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended September 30, 2011).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Mr. Christopher J. Bower, President and Principal Executive Officer/Principal Financial Officer, at (619) 522-0100 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

ITEM 2.                   Code of Ethics.

 Not applicable to this semi-annual report.

ITEM 3.	Audit Committee Financial Expert.

                Not applicable to this semi-annual report.

ITEM 4.                 Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

ITEM 5.                 Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

ITEM 6.           Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of September 30, 2011 are included in the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

        Not applicable to this semi-annual report.

ITEM 8.                 Portfolio Managers of Closed-End Management Investment Companies.

               Not applicable to this semi-annual report.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant for the following reasons:  (i) the Registrant’s securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant’s securities during the period covered by this report.

ITEM 10.	Submissions of Matters to a Vote of Security Holders.

There have been no material changes made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.  The Registrant’s Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant’s board should send nominations to the attention of the Secretary of the Registrant (PO Box 181978, Coronado, California 92178) which includes biographical information and sets forth the qualifications of the proposed nominee.  The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Exhibits.

(a)	(1) Not applicable to this semi-annual report.

(2) Exhibit 99 (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act.

(3)  Not applicable.

(b)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
----------------------------------------------------------------
By: /s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: December 5, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: December 5, 2011

By: /s/ Christopher J. Bower

Christopher J. Bower
     Principal Financial Officer

Date: December 5, 2011